UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2009

EXCLUSIVE APPAREL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140305	20-556127
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8860 Greenlawn Street
Riverside, CA 92508
(Address of principal executive office)

(951) 902-2022
(Registrant's telephone number, including area code)

6555 W. Gary Avenue, Las Vegas, NV 89139
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Termination of Seale and Beers, CPAs

On September 22, 2009, the Board of Directors of the Company approved the decision to dismiss its independent public accountants Seale and Beers, CPAs (“Seale”).  Through the date of Seale’s dismissal, there were no disagreements with Seale on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Seale’s satisfaction, would have caused Seale to make reference to the subject matter in connection with any periods; and there were no reportable events as defined in Item 304 (a) (1) (iv) of Regulation S-K.

Seale was engaged by the Company on August 7, 2009 and has not performed any services to date for the Company.

The Company provided Seale with a copy of the foregoing disclosures and requested Seale to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the firm agrees with the statements made in this 8-K/A report and, if not, stating the respects in which the firm does not agree, as an exhibit within two business days of its receipt or 10 business day after filing this amendment, stating whether it agrees with the above statements.  A copy of that letter, dated October 1, 2009, is filed as Exhibit 16.1 to this Form 8-K/A.

b)  Engagement of Rotenberg & Co. LLP

On September 22, 2009, the Board of Directors of the Company approved the change of independent auditors and the engagement of Rotenberg & Co. LLP (“RC”) as the Company’s independent public accountants.  RC has been engaged to perform an audit of the Company for the year ended December 31, 2008 and report on the financial statements for the quarter ending September 30, 2009.

Neither the Company nor anyone on its behalf has consulted RC regarding (i) either: the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event, as there were none.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.           Exhibit

16.1           Letter from Seale and Beers, CPAs, dated October 1, 2009, to the Securities and ExchangeCommission regarding statements included in this Form 8-K/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCLUSIVE APPAREL, INC.

Date:  October 5, 2009                                                         By:           /s/ Georgette Mathers
Georgette Mathers,
President and Chief Executive Officer